Exhibit 99.1

LETTER OF TRANSMITTAL

SGS INTERNATIONAL, INC.

OFFER FOR ANY AND ALL OUTSTANDING UNREGISTERED

12% SENIOR SUBORDINATED NOTES DUE 2013

(CUSIP NUMBERS 784216 AA1 and U81938 AA7)

(ISIN NUMBERS US 784216 AA15 and US U81938 AA73)

IN EXCHANGE FOR

12% SENIOR SUBORDINATED NOTES DUE 2013

THAT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON ____________, 2008, (THE “EXPIRATION DATE”) UNLESS THE OFFER IS EXTENDED. TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

The Exchange Agent For The Exchange Offer Is:

Wells Fargo Bank, National Association

By Registered and Certified Mail	By Overnight Courier or Regular Mail:	By Hand Delivery
Wells Fargo Bank , N.A.	Wells Fargo Bank, N.A.	Wells Fargo Bank, N.A.
Corporate Trust Operations	Corporate Trust Operations	Corporate Trust Services
MAC N9303-121	MAC N9303-121	608 2nd Avenue South
P.O. Box 1517	6th & Marquette Avenue	Northstar East Building - 12th Floor
Minneapolis, MN 55480	Minneapolis, MN 55479	Minneapolis, MN 55402

Or

By Facsimile Transmission:

(612) 667-6282

Telephone:

(800) 344-5128

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

THE UNDERSIGNED ACKNOWLEDGES THAT HE OR SHE HAS RECEIVED THE PROSPECTUS, DATED _______, 2008 (THE “PROSPECTUS”) OF SGS INTERNATIONAL, INC., A DELAWARE CORPORATION (THE “COMPANY”), AND THIS LETTER OF TRANSMITTAL, WHICH TOGETHER CONSTITUTE THE COMPANY’S OFFER (THE “EXCHANGE OFFER”) TO EXCHANGE AN AGGREGATE PRINCIPAL AMOUNT OF

UP TO $25,000,000 OF ITS 12% SENIOR SUBORDINATED NOTES DUE 2013 (THE “OLD NOTES”) FOR A LIKE PRINCIPAL AMOUNT OF ITS ISSUED AND OUTSTANDING 12% SENIOR SUBORDINATED NOTES DUE 2013, WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), PURSUANT TO A REGISTRATION STATEMENT OF WHICH THE PROSPECTUS IS A PART, (THE “NEW NOTES”) FROM THE HOLDERS THEREOF.

THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

Capitalized terms used but not defined herein shall have the same meaning given them in the Prospectus.

This Letter of Transmittal is to be completed by holders of Old Notes either if Old Notes are to be forwarded herewith or if tenders of Old Notes are to be made by book-entry transfer to an account maintained by Wells Fargo Bank, N.A. (the “Exchange Agent”) at The Depository Trust Company (the “Book-Entry Transfer Facility” or “DTC”) pursuant to the procedures set forth in “The exchange offer—Procedures for tendering old notes” in the Prospectus.

Holders of Old Notes that are tendering by book-entry transfer to the Exchange Agent’s account at DTC can execute the tender through the DTC Automated Tender Offer Program (“ATOP”), for which the transaction will be eligible. DTC participants that are accepting the Exchange Offer must transmit their acceptance to DTC, which will verify the acceptance and execute a book-entry delivery to the Exchange Agent’s DTC account. DTC will then send an Agent’s Message to the Exchange Agent for its acceptance. DTC participants may also accept the Exchange Offer prior to the Expiration Date by submitting a Notice of Guaranteed Delivery or Agent’s Message relating thereto as described herein under Instruction 1, “Guaranteed Delivery Procedures.”

Holders of Old Notes whose certificates (the “Certificates”) for such Old Notes are not immediately available or who cannot deliver their Certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date or who cannot complete the procedures for book-entry transfer on a timely basis, must tender their Old Notes according to the guaranteed delivery procedures set forth in “The exchange offer—Guaranteed delivery procedures” in the Prospectus. The Company reserves the right, at any time or from time to time, to extend the Exchange Offer at its discretion, in which event the term “Expiration Date” shall mean the latest time and date to which the Exchange Offer is extended.

The instructions included with this Letter of Transmittal must be followed. Questions and requests for assistance or for additional copies of the Prospectus, this Letter of Transmittal or the Notice of Guaranteed Delivery may be directed to the Exchange Agent. See Instruction 9 herein.

DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

NOTE: SIGNATURES MUST BE PROVIDED BELOW

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

The undersigned has completed the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

DESCRIPTION OF OLD NOTES	1	2	3
Name(s) and Address(es) of Registered Holder(s) (Please fill in, if blank)	Certificate Number(s)*	Aggregate Principal Amount Represented by Certificate(s)	Principal Amount Tendered (If Less Than All)**

*	Need not be completed if Old Notes are being tendered by book-entry holders.

**	Old Notes may be tendered in whole or in part in integral multiples of $1,000. See instruction 5. Unless otherwise indicated in the column, a holder will be deemed to have tendered all Old Notes represented by the principal amount indicated in Column 2. See Instruction 5.

The minimum permitted tender is $1,000 in principal amount of Old Notes. All other tenders must be integral multiples of $1,000.

(BOXES BELOW TO BE CHECKED BY ELIGIBLE INSTITUTIONS ONLY)

☐	CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name of Tendering Institution   ____________________________________________________________________________

Account Number   ______________________________________________________________________________________

Transaction Code Number   ________________________________________________________________________________

☐	CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name of Registered Holder(s)   _____________________________________________________________________________

Window Ticket Number (if any)   ___________________________________________________________________________

Date of Execution of Notice of Guaranteed Delivery  __________________________________________________________

Name of Institution which Guaranteed Delivery   _______________________________________________________________

If Guaranteed Delivery is to be made by Book-Entry Transfer:

Name of Tendering Institution   _____________________________________________________________________________

Account Number   _______________________________________________________________________________________

Transaction Code Number   ________________________________________________________________________________

☐	CHECK HERE IF TENDERED BY BOOK-ENTRY TRANSFER AND NON-EXCHANGED OLD NOTES ARE TO BE RETURNED BY CREDITING THE BOOK-ENTRY TRANSFER FACILITY ACCOUNT NUMBER SET FORTH ABOVE.

☐	CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED THE OLD NOTES FOR ITS OWN ACCOUNT AS A RESULT OF MARKET MAKING OR OTHER TRADING ACTIVITIES (A “PARTICIPATING BROKER-DEALER”) AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:  ______________________________________________________________________________________________

Address:  ____________________________________________________________________________________________

LADIES AND GENTLEMEN:

Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the above-described aggregate principal amount of the Company’s Old Notes in exchange for a like aggregate principal amount of the Company’s New Notes which have been registered under the Securities Act, upon the terms and subject to the conditions set forth in the Prospectus dated _________, 2008 (as the same may be amended or supplemented from time to time, the “Prospectus”), receipt of which is acknowledged, and this Letter of Transmittal (which, together with the Prospectus, constitute the “Exchange Offer”).

Subject to and effective upon the acceptance for exchange of all or any portion of the Old Notes tendered herewith in accordance with the terms and conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to or upon the order of the Company all right, title and interest in and to such Old Notes as are being tendered herewith. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent is also acting as agent of the Company in connection with the Exchange Offer) with respect to the tendered Old Notes, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) subject only to the right of withdrawal described in the Prospectus, to (i) deliver Certificates for Old Notes to the Company together with all accompanying evidence of transfer and authenticity to, or upon the order of, the Company, upon receipt by the Exchange Agent, as the undersigned’s agent, of the New Notes to be issued in exchange for such Old Notes, (ii) present Certificates for such Old Notes for transfer, and to transfer the Old Notes on the books of the Company, and (iii) receive for the account of the Company all benefits and otherwise exercise all rights of beneficial ownership of such Old Notes, all in accordance with the terms and conditions of the Exchange Offer.

THE UNDERSIGNED HEREBY REPRESENTS AND WARRANTS THAT THE UNDERSIGNED HAS FULL POWER AND AUTHORITY TO TENDER, EXCHANGE, SELL, ASSIGN AND TRANSFER THE OLD NOTES TENDERED HEREBY AND THAT, WHEN THE SAME ARE ACCEPTED FOR EXCHANGE, THE COMPANY WILL ACQUIRE GOOD, MARKETABLE AND UNENCUMBERED TITLE THERETO, FREE AND CLEAR OF ALL LIENS, RESTRICTIONS, CHARGES AND ENCUMBRANCES, AND THAT THE OLD NOTES TENDERED HEREBY ARE NOT SUBJECT TO ANY ADVERSE CLAIMS. THE UNDERSIGNED WILL, UPON REQUEST, EXECUTE AND DELIVER ANY ADDITIONAL DOCUMENTS DEEMED BY THE COMPANY OR THE EXCHANGE AGENT TO BE NECESSARY OR DESIRABLE TO COMPLETE THE EXCHANGE, ASSIGNMENT AND TRANSFER OF THE OLD NOTES TENDERED HEREBY. THE UNDERSIGNED HAS READ AND AGREES TO ALL OF THE TERMS OF THE EXCHANGE OFFER.

The name(s) and address(es) of the registered holder(s) of the Old Notes tendered hereby should be printed above, if they are not already set forth above, as they appear on the Certificates representing such Old Notes. The Certificate number(s) and the Old Notes that the undersigned wishes to tender should be indicated in the appropriate boxes above.

If any tendered Old Notes are not exchanged pursuant to the Exchange Offer for any reason, or if Certificates are submitted for more Old Notes than are tendered or accepted for exchange, Certificates for such nonexchanged or nontendered Old Notes will be returned (or, in the case of Old Notes tendered by book-entry transfer, such Old Notes will be credited to an account maintained at DTC), without expense to the tendering holder, promptly following the Expiration Date, at the address shown below or at such different address as may be indicated under “Special Delivery Instructions.”

The undersigned understands that tenders of Old Notes pursuant to any one of the procedures described in “The exchange offer—Procedures for tendering old notes” in the Prospectus and in the instruction attached hereto will, upon the Company’s acceptance for exchange of such tendered Old Notes, constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer. The undersigned recognizes that, under certain circumstances set forth in the Prospectus, the Company may not be required to accept for exchange any of the Old Notes tendered hereby.

Unless otherwise indicated herein in the box entitled “Special Issuance Instructions” below, the undersigned hereby directs that New Notes be issued in the name(s) of the undersigned or, in the case of a book-entry transfer of Old Notes, that such New Notes be credited to the account indicated above maintained at DTC. If applicable, substitute Certificates representing Old Notes not exchanged or not accepted for exchange will be issued to the undersigned or, in the case of a book-entry transfer of Old Notes, will be credited to the account indicated above maintained at DTC. Similarly, unless otherwise indicated under “Special Delivery Instructions,” please deliver New Notes to the undersigned at the address shown below the undersigned’s signature.

BY TENDERING OLD NOTES AND EXECUTING THIS LETTER OF TRANSMITTAL, THE UNDERSIGNED HEREBY REPRESENTS AND AGREES THAT (I) THE UNDERSIGNED IS NOT AN “AFFILIATE” OF THE COMPANY OR ANY SUBSIDIARY OF THE COMPANY, WITHIN THE MEANING OF RULE 405 UNDER THE SECURITIES ACT, (II) ANY NEW NOTES TO BE RECEIVED BY THE UNDERSIGNED ARE BEING ACQUIRED IN THE ORDINARY COURSE OF ITS BUSINESS, (III) THE UNDERSIGNED HAS NO ARRANGEMENT OR UNDERSTANDING WITH ANY PERSON TO PARTICIPATE IN A DISTRIBUTION (WITHIN THE MEANING OF THE SECURITIES ACT) OF NEW NOTES TO BE RECEIVED IN THE EXCHANGE OFFER, AND (IV) IF THE UNDERSIGNED IS NOT A BROKER-DEALER, THE UNDERSIGNED IS NOT ENGAGED IN, AND DOES NOT INTEND TO ENGAGE IN, A DISTRIBUTION (WITHIN THE MEANING OF THE SECURITIES ACT) OF SUCH NEW NOTES.

BY TENDERING OLD NOTES PURSUANT TO THE EXCHANGE OFFER AND EXECUTING THIS LETTER OF TRANSMITTAL, A HOLDER OF OLD NOTES WHICH IS A BROKER-DEALER REPRESENTS AND AGREES, CONSISTENT WITH CERTAIN INTERPRETIVE LETTERS ISSUED BY THE STAFF OF THE DIVISION OF CORPORATION FINANCE OF THE SECURITIES AND EXCHANGE COMMISSION TO THIRD PARTIES, THAT (A) SUCH OLD NOTES HELD BY THE BROKER-DEALER ARE HELD ONLY AS A NOMINEE, OR (B) SUCH OLD NOTES WERE ACQUIRED BY SUCH BROKER-DEALER FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING ACTIVITIES OR OTHER TRADING ACTIVITIES AND IT WILL DELIVER THE PROSPECTUS (AS AMENDED OR SUPPLEMENTED FROM TIME TO TIME) MEETING THE REQUIREMENTS OF THE SECURITIES ACT IN CONNECTION WITH ANY RESALE OF SUCH NEW NOTES (PROVIDED THAT, BY SO ACKNOWLEDGING AND BY DELIVERING A PROSPECTUS, SUCH BROKER-DEALER WILL NOT BE DEEMED TO ADMIT THAT IT IS AN “UNDERWRITER” WITHIN THE MEANING OF THE SECURITIES ACT).

THE COMPANY HAS AGREED THAT THE PROSPECTUS, AS IT MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, MAY BE USED BY A PARTICIPATING BROKER-DEALER (AS DEFINED BELOW) IN CONNECTION WITH RESALES OF NEW NOTES RECEIVED IN EXCHANGE FOR OLD NOTES, WHERE SUCH OLD NOTES WERE ACQUIRED BY SUCH PARTICIPATING BROKER-DEALER FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING ACTIVITIES OR OTHER TRADING ACTIVITIES, FOR A PERIOD ENDING 180 DAYS FOLLOWING THE EFFECTIVE DATE OR, IF EARLIER, WHEN ALL SUCH NOTES HAVE BEEN DISPOSED OF BY SUCH PARTICIPATING BROKER-DEALER. IN THAT REGARD, EACH BROKER-DEALER WHO ACQUIRED OLD NOTES FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING OR OTHER TRADING ACTIVITIES (A “PARTICIPATING BROKER-DEALER”), BY TENDERING SUCH OLD NOTES AND EXECUTING THIS LETTER OF TRANSMITTAL, AGREES THAT, UPON RECEIPT OF NOTICE FROM THE COMPANY OF THE OCCURRENCE OF ANY EVENT OR THE DISCOVERY OF ANY FACT WHICH MAKES ANY STATEMENT CONTAINED IN THE PROSPECTUS UNTRUE IN ANY MATERIAL RESPECT OR WHICH CAUSES THE PROSPECTUS TO OMIT TO STATE A MATERIAL FACT NECESSARY IN ORDER TO MAKE THE STATEMENTS CONTAINED THEREIN, IN LIGHT OF THE CIRCUMSTANCES UNDER WHICH THEY WERE MADE, NOT MISLEADING, SUCH PARTICIPATING BROKER-DEALER WILL SUSPEND THE SALE OF NEW NOTES PURSUANT TO THE PROSPECTUS UNTIL THE COMPANY HAS AMENDED OR

SUPPLEMENTED THE PROSPECTUS TO CORRECT SUCH MISSTATEMENT OR OMISSION AND HAS FURNISHED COPIES OF THE AMENDED OR SUPPLEMENTED PROSPECTUS TO THE PARTICIPATING BROKER-DEALER OR THE COMPANY HAS GIVEN NOTICE THAT THE SALE OF THE NEW NOTES MAY BE RESUMED, AS THE CASE MAY BE. IF THE COMPANY GIVES SUCH NOTICE TO SUSPEND THE SALE OF THE NEW NOTES IT SHALL EXTEND THE 180-DAY PERIOD REFERRED TO ABOVE DURING WHICH PARTICIPATING BROKER-DEALERS ARE ENTITLED TO USE THE PROSPECTUS IN CONNECTION WITH THE RESALE OF NEW NOTES BY THE NUMBER OF DAYS DURING THE PERIOD FROM AND INCLUDING THE DATE OF THE GIVING OF SUCH NOTICE TO AND INCLUDING THE DATE WHEN PARTICIPATING BROKER-DEALERS SHALL HAVE RECEIVED COPIES OF THE SUPPLEMENTED OR AMENDED PROSPECTUS NECESSARY TO PERMIT RESALES OF THE NEW NOTES OR TO AND INCLUDING THE DATE ON WHICH THE COMPANY HAS GIVEN NOTICE THAT THE SALE OF NEW NOTES MAY BE RESUMED, AS THE CASE MAY BE.

Holders of Old Notes whose Old Notes are accepted for exchange will not receive accrued interest on such Old Notes for any period from and after the last interest payment date on which interest has been paid on such Old Notes prior to the original issue date of the New Notes and the undersigned waives the right to receive any interest on such Old Notes accrued from and after such interest payment.

The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Old Notes tendered hereby. All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned. Except as stated in the Prospectus, this tender is irrevocable.

For purposes of the Exchange Offer, the Company shall be deemed to have accepted validly tendered Old Notes when, as and if the Company has given oral or written notice thereof to the Exchange Agent.

THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED “DESCRIPTION OF OLD NOTES” ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE OLD NOTES AS SET FORTH IN SUCH BOX.

HOLDER(S) SIGN HERE (SEE INSTRUCTIONS 3, 6 AND 7)

(PLEASE COMPLETE INTERNAL REVENUE SERVICE FORM W-9 ATTACHED HERETO)

(NOTE: SIGNATURE(S) MUST BE GUARANTEED IF REQUIRED BY INSTRUCTION 3)

_________________, 2008
Date
_________________, 2008
(SIGNATURE(S) OF HOLDER(S))	Date

The above lines must be signed by the registered holder(s) of Old Notes as their name(s) appear(s) on Certificate(s) for the Old Notes or, if the Old Notes are tendered by a participant in DTC, as such participant’s name appears on a security position listing as the owner of Old Notes, or by a person or persons authorized to become registered holder(s) by a properly completed bond power from the registered holder(s), a copy of which must be transmitted with this Letter of Transmittal. If Old Notes to which this Letter of Transmittal relates are held of record by two or more joint holders, then all such holders must sign this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person must (i) set forth his or her full title below and (ii) unless waived by the Company, submit evidence satisfactory to the Company of such person’s authority to act. See Instruction 6 regarding the completion of this Letter of Transmittal printed below.

Name(s)________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________

                                                                       (PLEASE PRINT)

Capacity ________________________________________________________________________

                                                                   (PLEASE PRINT FULL TITLE)

Address _________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

                                                                   (INCLUDE ZIP CODE)

Area Code and Telephone Number:___________________________________________________

Tax Identification or Social Security No._____________________________

GUARANTEE OF SIGNATURE(S) (SEE INSTRUCTIONS 3 AND 6)

Authorized Signature______________________________________________________________

Date:___________, 2008

Name of Firm____________________________________________________________________

Capacity (full title)________________________________________________________________

                                                                   (PLEASE PRINT)

Address _________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

                                                                   (INCLUDE ZIP CODE)

Area Code and Telephone Number____________________________________________________

SPECIAL ISSUANCE INSTRUCTIONS

(SEE INSTRUCTIONS 1, 6, 7 AND 10)

To be completed ONLY if the New Notes or Old Notes not tendered are to be issued in the name of someone other than the registered holder of the Old Notes whose name(s) appear(s) above or if such Old Notes are being tendered by book-entry transfer, to someone other than DTC or to another account maintained by DTC.

SPECIAL DELIVERY INSTRUCTIONS

(SEE INSTRUCTIONS 1, 6, 7 AND 14)

To be completed ONLY if New Notes or Old Notes not tendered are to be sent to someone other than the registered holder of the Old Notes whose name(s) appear(s) above, or such registered holder(s) at an address other than that shown above.

Issue Certificates to:	Mail Certificates to:

☐ Old Notes not tendered to:	☐ Old Notes not tendered to:

Name(s)_______________________________________________	Name(s)_____________________________________________
(Please Print)	(Please Print)

Address ______________________________________________	Address_____________________________________________

_____________________________________________________	___________________________________________________
(Include Zip Code)	(Include Zip Code)

Area Code and Telephone Number ______________________________________	Area Code and Telephone Number_____________________________________

_____________________________________________________	____________________________________________________
(Tax Identification Or Social Security Number (s))	(Tax Identification Or Social Security Number (s))

☐ New Notes to:	☐ New Notes to:

Name(s)_______________________________________________	Name(s)_____________________________________________
(Please Print)	(Please Print)

Address_______________________________________________	Address_____________________________________________

_____________________________________________________	____________________________________________________
(Include Zip Code)	(Include Zip Code)

Area Code and Telephone Number______________________________________	Area Code and Telephone Number____________________________________

_____________________________________________________	____________________________________________________
(Tax Identification Or Social Security Number (s))	(Tax Identification Or Social Security Number (s))

DTC Acct. No.______________________________

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

1. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES; GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal is to be completed either if (a) Certificates are to be forwarded herewith or (b) tenders are to be pursuant to the procedures for tender by book-entry transfer set forth in “The exchange offer—Procedures for tendering old notes” in the Prospectus. Certificates, or timely confirmation of a book-entry transfer of such Old Notes into the Exchange Agent’s account at DTC, as well as this Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein on or prior to the Expiration Date. Old Notes may be tendered in whole or in part in integral multiples of $1,000 principal amount.

Holders who wish to tender their Old Notes and (i) whose Old Notes are not immediately available or (ii) who cannot deliver their Old Notes, this Letter of Transmittal and all other required documents to the Exchange Agent on or prior to the Expiration Date or (iii) who cannot complete the procedures for delivery by book-entry transfer on a timely basis, may tender their Old Notes by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in “The exchange offer—Guaranteed delivery procedures” in the Prospectus. Pursuant to such procedures: (i) the tender is made through a firm which is a member of a registered national securities exchange, or a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States; (ii) a properly and duly executed Notice of Guaranteed Delivery, substantially in the form made available by the Company, must be received by the Exchange Agent on or prior to the Expiration Date; and (iii) the Certificates (or a book-entry confirmation (as defined in the Prospectus)) representing all tendered Old Notes, in proper form for transfer, together with a Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent within five New York Stock Exchange, Inc. trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in “The exchange offer—Guaranteed delivery procedures” in the Prospectus.

The Notice of Guaranteed Delivery may be delivered by hand or transmitted by facsimile or mail to the Exchange Agent, and must include a guarantee by a firm which is a member of a registered national securities exchange, or a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States, in the form set forth in such Notice. For Old Notes to be properly tendered pursuant to the guaranteed delivery procedure, the Exchange Agent must receive a Notice of Guaranteed Delivery on or prior to the Expiration Date.

THE METHOD OF DELIVERY OF CERTIFICATES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND SOLE RISK OF THE TENDERING HOLDER AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, OR OVERNIGHT DELIVERY SERVICE IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE DELIVERY TO THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK TIME, ON THE EXPIRATION DATE.

The Company will not accept any alternative, conditional or contingent tenders. Each tendering holder, by execution of a Letter of Transmittal (or facsimile thereof), waives any right to receive any notice of the acceptance of such tender.

2. TENDER BY HOLDER. Only a holder of Old Notes may tender such Old Notes in the Exchange Offer. Any beneficial holder of Old Notes who is not the registered holder and who wishes to tender should arrange with the registered holder to execute and deliver this Letter of Transmittal on his or her behalf or must, prior to completing and executing this Letter of Transmittal and delivering his or her Old Notes, either make appropriate arrangements to register ownership of the Old Notes in such holder’s name or obtain a properly completed bond power from the registered holder.

3. GUARANTEE OF SIGNATURES. No signature guarantee on this Letter of Transmittal is required if:

(i)	this letter of Transmittal is signed by the registered holder of Old Notes tendered herewith, unless such holder(s) has completed either the box entitled “Special Issuance Instructions” or the box entitled “Special Delivery Instructions” above, or

(ii)	such Old Notes are tendered for the account of a firm which is a member of a registered national securities exchange, or a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States.

In all other cases, a firm which is a member of a registered national securities exchange, or a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States, must guarantee the signature(s) on this Letter of Transmittal. See Instruction 6.

4. INADEQUATE SPACE. If the space provided in the box captioned “Description of Old Notes” is inadequate, the Certificate number(s) and/or the principal amount of Old Notes and any other required information should be listed on a separate signed schedule which is attached to this Letter of Transmittal.

5. PARTIAL TENDERS AND WITHDRAWAL RIGHTS. Tenders of Old Notes will be accepted only in integral multiples of $1,000 principal amount. If less than all the Old Notes evidenced by any Certificate submitted are to be tendered, fill in the principal amount of Old Notes which are to be tendered in the box entitled “Principal Amount of Old Notes Tendered.” In such case, new Certificate(s) for the remainder of the Old Notes that were evidenced by your old Certificate(s) will only be sent to the holder of the Old Notes, promptly after the Expiration Date. All Old Notes represented by Certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

Except as otherwise provided herein, tenders of Old Notes may be withdrawn at any time on or prior to the Expiration Date. In order for a withdrawal to be effective on or prior to that time, a written, telegraphic, telex or facsimile transmission of such notice of withdrawal must be timely received by the Exchange Agent at one of its addresses set forth above or in the Prospectus on or prior to the Expiration Date. Any such notice of withdrawal must specify the name of the person who tendered the Old Notes to be withdrawn, the aggregate principal amount of Old Notes to be withdrawn, and (if Certificates for Old Notes have been tendered) the name of the registered holder of the Old Notes as set forth on the Certificate for the Old Notes, if different from that of the person who tendered such Old Notes. If Certificates for the Old Notes have been delivered or otherwise identified to the Exchange Agent, then prior to the physical release of such Certificates for the Old Notes, the tendering holder must submit the serial numbers shown on the particular Certificates for the Old Notes to be withdrawn and the signature on the notice of withdrawal must be guaranteed by a member of the Medallion System, except in the case of Old Notes tendered for the account of a firm which is a member of a registered national securities exchange, or a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States. If Old Notes have been tendered pursuant to the procedures for book-entry transfer set forth in the Prospectus under “The exchange offer—Procedures for tendering old notes,” the notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawal of Old Notes, in which case a notice of withdrawal will be effective if delivered to the Exchange Agent by written, telegraphic, telex or facsimile transmission. Withdrawals of tenders of Old Notes may not be rescinded. Old Notes properly withdrawn will not be deemed validly tendered for purposes of the Exchange Offer, but may be retendered at any subsequent time on or prior to the Expiration Date by following any of the procedures described in the Prospectus under “The exchange offer—Procedures for tendering old notes.”

All questions as to the validity, form and eligibility (including time of receipt) of such withdrawal notices will be determined by the Exchange Agent, in its sole discretion, whose determination shall be final and binding on all parties. None of the Company, any affiliates or assigns of the Company, the Exchange Agent or any other person shall be under any duty to give any notification of any irregularities in any notice of withdrawal or incur any liability for failure to give any such notification. Any Old Notes which have been tendered but which are withdrawn will be returned to the holder thereof without cost to such holder promptly after withdrawal.

6. SIGNATURES ON LETTER OF TRANSMITTAL, ASSIGNMENTS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Old Notes tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the Certificate(s) without alteration, enlargement or any change whatsoever.

If any of the Old Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

If any tendered Old Notes are registered in different name(s) on several Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles thereof) as there are different registrations of Certificates.

If this Letter of Transmittal or any Certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence satisfactory to the Exchange Agent, in its sole discretion, of each such Person’s authority so to act.

When this Letter of Transmittal is signed by the registered owner(s) of the Old Notes listed and transmitted hereby, no endorsement(s) of Certificate(s) or separate bond power(s) are required unless New Notes are to be issued in the name of a person other than the registered holder(s). Signature(s) on such Certificate(s) or bond power(s) must be guaranteed by a member of a registered national securities exchange, or a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States.

If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Old Notes listed, the Certificates must be endorsed or accompanied by appropriate bond powers, signed exactly as the name or names of the registered owner(s) appear(s) on the Certificates, and also must be accompanied by such opinions of counsel, certifications and other information as the Company or the Trustee for the Old Notes may require in accordance with the restrictions on transfer applicable to the Old Notes. Signatures on such Certificates or bond powers must be guaranteed by a member of a registered national securities exchange, or a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States.

Signatures on this Letter of Transmittal must be guaranteed by a member of a registered national securities exchange, or a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States, unless the Old Notes are tendered (i) by a registered holder of Old Notes (which term, for purposes of the Exchange Offer, includes any DTC participant whose name appears on a security position listing as the Holder of such Old Notes) who has not completed the box entitled “Special Issuance Instructions” or “Special Delivery Instructions” on this Letter of Transmittal, or (ii) for the account of a member of a registered national securities exchange, or a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States.

7. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. If New Notes are to be issued in the name of a person other than the signer of this Letter of Transmittal, or if New Notes are to be sent to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Certificates for Old Notes not exchanged will be returned by mail or, if tendered by book-entry transfer, by crediting the account indicated above maintained at DTC. See Instruction 5.

8. IRREGULARITIES. The Company and the Exchange Agent will determine, in their sole discretion, all questions as to the form of documents, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of Old Notes, which determination shall be final and binding on all parties. The Company and the Exchange Agent reserve the absolute right to reject any and all tenders determined by either of them not to be in proper form or the acceptance of which, or exchange for which, may in the view of counsel to the Company and the Exchange Agent, be unlawful. The Company and the Exchange Agent also reserve the absolute right, subject to applicable law, to waive any of the conditions of the Exchange Offer set forth in the Prospectus under “The exchange offer—Conditions of the exchange offer” or any conditions or irregularity in any tender of Old Notes of any particular holder whether or not similar conditions or irregularities are waived in the case of other holders. The Company’s and the Exchange Agent’s interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) will be final and binding. No tender of Old Notes will be deemed to have been validly made until all irregularities with respect to such tender have been cured or waived. The Company and the Exchange Agent, any affiliates or assigns of the Company and the Exchange Agent, or any other person shall not be under any duty to give notification of any irregularities in tenders or incur any liability for failure to give such notification.

9. QUESTIONS, REQUESTS FOR ASSISTANCE AND ADDITIONAL COPIES. Questions and requests for assistance may be directed to the Exchange Agent at its address and telephone number set forth on the front of this

Letter of Transmittal. Additional copies of the Prospectus, the Notice of Guaranteed Delivery and the Letter of Transmittal may be obtained from the Exchange Agent or from your broker, dealer, commercial bank, trust company or other nominee.

10. TAX IDENTIFICATION NUMBER. Federal income tax law requires that a holder whose Old Notes are accepted for exchange must provide the Exchange Agent with his, her or its correct Taxpayer Identification Number (“TIN”), which, in the case of an exchanging holder who is an individual, is his or her social security number. If the Exchange Agent is not provided with the correct TIN or an adequate basis for exemption, such holder may be subject to a $50 penalty imposed by the Internal Revenue Service (the “IRS”), and payments made with respect to the New Notes or Exchange Offer may be subject to backup withholding. If withholding results in an overpayment of taxes, a refund may be obtained by timely filing the required information with the IRS. Exempt holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements.

To prevent backup withholding, each exchanging holder must provide his, her or its correct TIN by completing the Internal Revenue Service Form W-9 included below in this Letter of Transmittal, certifying that the TIN provided is correct (or that such Holder is awaiting a TIN) and that the Holder is exempt from backup withholding because (i) the Holder has not been notified by the IRS that he, she or it is subject to backup withholding as a result of a failure to report all interest or dividends, or (ii) the IRS has notified the Holder that he, she or it is no longer subject to backup withholding. In order to satisfy the Company that a foreign individual qualifies as an exempt recipient, such Holder must submit a statement signed under penalty of perjury attesting to such exempt status. Such statements may be obtained from the Exchange Agent. If the Old Notes are in more than one name or are not in the name of the actual owner, consult the substitute Form W-9 for information on which TIN to report. If you do not provide your TIN to the Exchange Agent within 60 days, backup withholding may begin and continue until you furnish your TIN.

11. WAIVER OF CONDITIONS. The Company reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

12. NO CONDITIONAL TENDERS. No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Old Notes, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of their Old Notes for exchange.

Neither the Company, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Old Notes nor shall any of them incur any liability for failure to give any such notice.

13. LOST, DESTROYED OR STOLEN CERTIFICATES. If any Certificate(s) representing Old Notes have been lost, destroyed or stolen, the holder should promptly notify the Exchange Agent. The holder will then be instructed as to the steps that must be taken in order to replace the Certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen Certificate(s) have been followed.

14. SECURITY TRANSFER TAXES. Holders who tender their Old Notes for exchange will not be obligated to pay any transfer taxes in connection therewith. If, however, New Notes or Old Notes not tendered are accepted for exchange are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the Old Notes tendered, or if tendered Old Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Old Notes in connection with the Exchange Offer, then the amount of any such transfer tax (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with the Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

Except as provided in this Instruction 14, it will not be necessary for transfer tax stamps to be affixed to the Old Notes listed in this Letter of Transmittal.

IMPORTANT: THIS LETTER OF TRANSMITTAL (OR FACSIMILE THEREOF) AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.

NOTE: INTERNAL REVENUE SERVICE FORM W-9 SHOULD BE COMPLETED BY THE REGISTERED HOLDER OF SGS INTERNATIONAL, INC.’S 12% SENIOR SUBORDINATED NOTES DUE 2013.

Form W-9 (Rev. October 2007) Department of the Treasury Internal Revenue Service	Request for Taxpayer Identification Number and Certification	Give form to the Requester. Do not sent to the IRS.

Pirnt or type See Specific Instructions on page 2	Name (as shown on your income tax return)
Business name, if different from above

Check appropriate box:  ☐  Individual/Sole proprieter     ☐  Corporation     ☐   Partnership

☐  Limited liability company. Enter the tax classification (D=disregarded entity, C=corporation, P=partnership ▶ _ _

☐ Other (see incstructions) ▶

☐ Exempt payee
	Address (number, street and apt. or suite no.)	Requester’s name and address (optional)
City, state, and ZIP code
List account number(s) here (optional)

Part I        Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on Line 1 to avoid backup withholding. For individuals, this is your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the Part I instructions on page 3. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN on page 3.

Note. If the account is in more than one name, see the chart on page 4 for guidelines on whose number to enter.

Social security number
or
Employer identification number

Part II        Certification

Under penalties of perjury, I certify that:

1.	The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and

2.	I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

3.	I am a U.S. citizen or other U.S. person (defined below).

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the Certification, but you must provide your correct TIN. See the instructions on page 4.

Sign Here	Signature of U.S. person ▶ ____________________________________________________	Date ▶

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Purpose of Form

A person who is required to file an information return with the IRS, must obtain your correct taxpayer identification number (TIN) to report, for example, income paid to you, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA.

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN to the person requesting it (the requester) and, when applicable, to:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

2. Certify that you are not subject to backup withholding, or

3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners’ share of effectively connected income.

Note. If a requester gives you a form other than Form W-9 to request your TIN, you must use the requester’s form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a person if you are:

•	An individual who is a U.S. citizen or U.S. resident alien,

•	A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States, or

•	Any estate (other than a foreign estate) ,or

•	A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax on any foreign partners’ share of income from such business. Further, in certain cases where a Form W-9 has not been received, a partnership is required to presume that a partner is a foreign person, and pay the withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid withholding on your share of partnership income.

The person who gives Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States is in the following cases:

•	The U.S. owner of a disregarded entity and not the entity,

Form W-9 (Rev. 10-2007)	Page 2

•	The U.S. grantor or other owner of a grantor trust and not the trust, and

•	The U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person, do not use Form W-9. Instead, use the appropriate Form W-8 (see Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a “saving clause.” Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the recipient has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items:

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2. The treaty article addressing the income.

3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4. The type and amount of income that qualifies for the exemption from tax.

5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester the appropriate completed Form W-8.

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 28% of such payments. This is called “backup withholding.” Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1. You do not furnish your TIN to the requester,

2. You do not certify your TIN when required (see the Part II instructions on page 4 for details),

3. The IRS tells the requester that you furnished an incorrect TIN,

4 The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

Certain payees and payments are exempt from backup withholding. See the instructions below and the separate Instructions for the Requester of Form W-9.

Also see Special rules regarding partnerships on page 1.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Name

If you are an individual, you must generally enter the name shown on your income tax return. However, if you have changed your last name, for instance, due to marriage without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name.

If the account is in joint names, list first, and then circle, the name of the person or entity whose number you entered in Part I of the form.

Sole proprietor. Enter your individual name as shown on your income tax return on the “Name” line. You may enter your business, trade, or “doing business as (DBA)” name on the “Business name” line.

Limited liability company (LLC). Check the “Limited liability company” box only and enter the appropriate code for the tax classification (“D” for disregarded entity, “C” for corporation, “P” for partnership) in the space provided.

For a single-member LLC (including a foreign LLC with a domestic owner) that is disregarded as an entity separate from its owner under Treasury regulations section 301.7701-3, enter the owner’s name on the “Name” line. Enter the LLC’s name on the “Business name” line.

For an LLC classified as a partnership or a corporation, enter the LLC’s name on the “Name” line and any business, trade, or DBA name on the “Business name” line.

Other entities. Enter your business name as shown on required federal tax documents on the “Name” line. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on the “Business name” line.

Note. You are requested to check the appropriate box for your status (individual/sole proprietor, corporation, etc.).

Exempt Payee

If you are exempt from backup withholding, enter your name as described above and check the appropriate box for your status, then check the “Exempt payee” box in the line following the business name, sign and date the form.

Form W-9 (Rev. 10-2007)	Page 3

Generally, individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends.

Note. If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding.

The following payees are exempt from backup withholding:

1. An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2),

2. The United States or any of its agencies or instrumentalities,

3. A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities,

4. A foreign government or any of its political subdivisions, agencies, or instrumentalities, or

5. An international organization or any of its agencies or instrumentalities.

Other payees that may be exempt from backup withholding include:

6. A corporation,

7. A foreign central bank of issue,

8. A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States,

9. A futures commission merchant registered with the Commodity Futures Trading Commission,

10. A real estate investment trust,

11. An entity registered at all times during the tax year under the Investment Company Act of 1940,

12. A common trust fund operated by a bank under section 584(a),

13. A financial institution,

14. A middleman known in the investment community as a nominee or custodian, or

15. A trust exempt from tax under section 664 or described in section 4947.

The chart below shows types of payments that may be exempt from backup withholding. The chart applies to the exempt recipients listed above, 1 through 15.

IF the payment is for . . .	THEN the payment is exempt for . . .

Interest and dividend payments	All exempt recipients except for 9

Broker transactions	Exempt recipients 1 through 13. Also, a person registered under the Investment Advisers Act of 1940 who regularly acts as a broker

Barter exchange transactions and patronage dividends	Exempt recipients 1 through 5

Payments over $600 required to be reported and direct sales over $5,000 [1]	Generally, exempt recipients 1 through 7 [2]

[1]	See Form 1099-MISC, Miscellaneous Income, and its instructions.

[2]

However, the following payments made to a corporation (including gross proceeds paid to an attorney under section 6045(f), even if the attorney is a corporation) and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys’ fees; and payments for services paid by a federal executive agency.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

If you are a single-owner LLC that is disregarded as an entity separate from its owner (see Limited liability company (LLC) on page 2), enter your SSN (or EIN, if you have one). Do not enter the disregarded entity’s EIN. If the LLC is classified as a corporation or partnership, enter the entity’s EIN.

Note. See the chart on page 4 for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form online at www.socialsecurity.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer ID Numbers under Related Topics. You can get Forms W-7 and SS-4 from the IRS by visiting www.irs.gov or by calling 1-800-TAX-FORM (1-800-829-3676).

If you are asked to complete Form W-9 but do not have a TIN, write “Applied For” in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note. Entering “Applied For” means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if items 1, 4, and 5 below indicate otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). Exempt payees, see Exempt Payee on page 2.

Signature requirements. Complete the certification as indicated in 1 through 5 below.

1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

Form W-9 (Rev. 10-2007)	Page 4

3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. “Other payments” include payments made in the course of the requester’s trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester

For this type of account:	Give name and SSN of:
1. Individual	The individual

2. Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account [1]

3. Custodian account of a minor (Uniform Gift to Minors Act)	The minor [2]

4. a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee [1]

b. So-called trust account that is not a legal or valid trust under state law	The actual owner [1]

5. Sole proprietorship or single-owner LLC	The owner [3]

For this type of account:	Give name and EIN of:
6. Sole proprietorship or single-owner LLC	The owner [3]

7. A valid trust, estate, or pension trust	Legal entity [4]

8. Corporate or LLC electing corporate status on Form 8832	The corporation

9. Association, club, religious, charitable, educational, or other tax-exempt organization	The organization

10. Partnership or multi-member LLC	The partnership

11. broker or registered nominee	The broker or nominee

12. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

[1]	List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.

[2]	Circle the minor’s name and furnish the minor’s SSN.

[3]

You must show your individual name and you may also enter your business or “DBA” name on the second name line. You may use either your SSN or EIN (if you have one). If you are a sole proprietor, IRS encourages you to use your SSN.

[4]

List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see Special rules regarding partnerships on page 1.

Note. If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure Your Tax Records from Identity Theft

Identify theft occurs when someone uses your personal information such as your name, social security number (SSN), or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

To reduce your risk:

•	Protect your SSN,

•	Ensure your employer is protecting your SSN, and

•	Be careful when choosing a tax preparer.

Call the IRS at 1-800-829-1040 if you think your identity has been used inappropriately for tax purposes.

Victims of identity theft who are experiencing economic harm or a system problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.

Protect yourself from suspicious emails or phishing schemes. Phising is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

If you receive an unsolicited email claiming to be from the IRS, forward this message to phishing@irs.gov. You may also report misuse of the IRS name, logo, or other IRS personal property to the Treasury Inspector General for Tax Administration at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at: spam@uce.gov or contact them at www.consumer.gov/idtheft or 1-877-IDTHEFT(438-4338).

Visit the IRS website at www.irs.gov to learn more about identity theft an dhow to reduce your risk.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA, or Archer MSA or HSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, the District of Columbia, and U.S. possessions to carry out their tax laws. We may also disclose this information to other countries under a tax treaty, to federal and state agencies to enforce federal nontax criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism.

You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to a payer. Certain penalties may also apply.